Exhibit 99.2

Financial Supplement

Financial Information
as of December 31, 2008
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
December 31, 2008

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe catastrophic events over which we have no control, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. rating, the cyclicality of the property and casualty reinsurance business, conducting operations in a competitive environment, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.
As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
December 31, 2008

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Consolidated Statements of Operations and Comprehensive Income - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Statements of Cash Flows - Summary	9
b. Condensed Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Segment Reporting - Twelve Month Summary	12
c. Property and Marine Segment - by Quarter	13
d. Casualty Segment - by Quarter	14
e. Finite Risk Segment - by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	16
b. Premiums by Line of Business - Three Month Summary	17
c. Premiums by Line of Business - Twelve Month Summary	18

Other Company Data:
a. Key Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Available-for-Sale Security Detail	21
c. Corporate Bonds Detail	22
d. Net Realized Investment Gains (Losses)	23

Loss Reserves:
a. Analysis of Losses and LAE	24
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	25

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	26

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
December 31, 2008
(amounts in thousands, except per share amounts)

	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Assets
Investments	$3,371,886	3,562,033	3,425,356	3,215,266	$3,371,348
Cash, cash equivalents and short-term investments	888,053	696,660	953,059	1,169,762	1,090,155
Reinsurance premiums receivable	307,539	295,914	262,128	304,240	244,360
Accrued investment income	29,041	30,932	34,429	29,097	34,696
Reinsurance balances (prepaid and recoverable)	23,310	27,131	27,650	30,520	37,348
Deferred acquisition costs	50,719	58,731	62,237	68,084	70,508
Funds held by ceding companies	136,278	146,470	157,603	165,023	165,604
Other assets	120,337	87,502	66,342	61,664	64,731
Total assets	$4,927,163	4,905,373	4,988,804	5,043,656	$5,078,750

Liabilities
Unpaid losses and loss adjustment expenses	$2,463,506	2,460,185	2,352,116	2,410,227	$2,361,038
Unearned premiums	218,890	261,979	263,672	293,148	298,498
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	125,551	122,699	110,346	111,908	100,204
Other liabilities	59,819	38,118	44,078	49,265	70,633
Total liabilities	3,117,766	3,132,981	3,020,212	3,114,548	3,080,373

Total shareholders' equity	1,809,397	1,772,392	1,968,592	1,929,108	1,998,377

Total liabilities and shareholders' equity	$4,927,163	4,905,373	4,988,804	5,043,656	$5,078,750

Book value per common share (a)	$34.58	33.64	36.99	36.01	$34.04

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:
December 31, 2008 - 269,884; September 30, 2008 - 276,026; June 30, 2008 -50,732; March 31, 2008 - 50,732; December 31, 2007 - 55,910

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

Revenue
Net premiums earned	$274,238	302,012	1,114,796	$1,173,088
Net investment income	42,537	53,556	186,574	214,222
Net realized gains (losses) on investments	42,931	1,655	26,568	(1,222)
Other income (expense)	(195)	(1,884)	337	(2,173)
Total revenue	359,511	355,339	1,328,275	1,383,915

Expenses
Net losses and LAE	193,775	145,220	718,233	655,487
Net acquisition expenses	59,716	63,938	242,715	220,330
Net change in fair value of derivatives	5,700	2,007	14,114	5,007
Other underwriting expenses	14,275	18,159	63,744	74,312
Corporate expenses	5,990	7,959	24,464	29,281
Net foreign currency exchange (gains) losses	3,497	112	6,760	(2,775)
Interest expense	4,753	5,102	19,006	21,470
Total expenses	287,706	242,497	1,089,036	1,003,112

Income before income tax expense	71,805	112,842	239,239	380,803
Income tax expense	7,753	10,650	12,999	23,825

Net income	64,052	102,192	226,240	356,978
Preferred dividends	2,602	2,602	10,408	10,408

Net income attributable to common shareholders	$61,450	99,590	215,832	$346,570

Basic
Weighted average common shares outstanding	47,363	55,838	49,310	58,631
Basic earnings per common share	$1.30	1.78	4.38	$5.91

Diluted
Adjusted weighted average common shares outstanding	54,499	63,761	56,855	66,404
Diluted earnings per common share	$1.18	1.60	3.98	$5.38

Comprehensive income
Net income	$64,052	102,192	226,240	$356,978
Other comprehensive income (loss), net of deferred taxes	(18,730)	19,772	(164,648)	19,950
Comprehensive income	$45,322	121,964	61,592	$376,928

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Revenue
Net premiums earned	$274,238	280,725	257,982	301,851	$302,012
Net investment income	42,537	48,043	46,932	49,062	53,556
Net realized gains (losses) on investments	42,931	(18,214)	(184)	45	1,655
Other income (expense)	(195)	4,959	(5,268)	2,831	(1,884)
Total revenue	359,511	315,513	299,462	353,789	355,339

Expenses
Net losses and LAE	193,775	270,863	93,392	160,203	145,220
Net acquisition expenses	59,716	56,320	66,137	60,542	63,938
Net change in fair value of derivatives	5,700	6,645	959	810	2,007
Other underwriting expenses	14,275	16,777	16,991	15,701	18,159
Corporate expenses	5,990	4,376	8,109	5,989	7,959
Net foreign currency exchange (gains) losses	3,497	6,134	1,998	(4,869)	112
Interest expense	4,753	4,752	4,751	4,750	5,102
Total expenses	287,706	365,867	192,337	243,126	242,497

Income (loss) before income tax expense (benefit)	71,805	(50,354)	107,125	110,663	112,842
Income tax expense (benefit)	7,753	(5,014)	4,768	5,492	10,650

Net income (loss)	64,052	(45,340)	102,357	105,171	102,192
Preferred dividends	2,602	2,602	2,602	2,602	2,602

Net income (loss) attributable to common shareholders	$61,450	(47,942)	99,755	102,569	$99,590

Basic
Weighted average common shares outstanding	47,363	48,260	48,468	52,104	55,838
Basic earnings (loss) per common share	$1.30	(0.99)	2.06	1.97	$1.78

Diluted
Adjusted weighted average common shares outstanding	54,499	48,260	56,097	59,874	63,761
Diluted earnings (loss) per common share	$1.18	(0.99)	1.82	1.76	$1.60

Comprehensive income (loss)
Net income (loss)	$64,052	(45,340)	102,357	105,171	$102,192
Other comprehensive income (loss), net of deferred taxes	(18,730)	(102,921)	(38,876)	(4,121)	19,772
Comprehensive income (loss)	$45,322	(148,261)	63,481	101,050	$121,964

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

Earnings
Basic
Net income attributable to common shareholders	$61,450	99,590	215,832	$346,570

Diluted
Net income attributable to common shareholders	61,450	99,590	215,832	346,570
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	10,408	10,408
Adjusted net income for diluted earnings per share	$64,052	102,192	226,240	$356,978

Common Shares
Basic
Weighted average common shares outstanding	47,363	55,838	49,310	58,631

Diluted
Weighted average common shares outstanding	47,363	55,838	49,310	58,631
Effect of dilutive securities:
Conversion of preferred shares	5,750	4,825	5,177	5,117
Common share options	994	2,817	2,017	2,439
Restricted common shares and common share units	392	281	351	217
Adjusted weighted average common shares outstanding	54,499	63,761	56,855	66,404

Earnings Per Common Share
Basic earnings per common share	$1.30	1.78	4.38	$5.91

Diluted earnings per common share	$1.18	1.60	3.98	$5.38

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Earnings
Basic
Net income (loss) attributable to common shareholders	$61,450	(47,942)	99,755	102,569	$99,590

Diluted
Net income (loss) attributable to common shareholders	61,450	(47,942)	99,755	102,569	99,590
Effect of dilutive securities:
Preferred share dividends	2,602	-	2,602	2,602	2,602
Adjusted net income (loss) for diluted earnings per share	$64,052	(47,942)	102,357	105,171	$102,192

Common Shares
Basic
Weighted average common shares outstanding	47,363	48,260	48,468	52,104	55,838

Diluted
Weighted average common shares outstanding	47,363	48,260	48,468	52,104	55,838
Effect of dilutive securities:
Conversion of preferred shares	5,750	-	4,953	5,108	4,825
Common share options	994	-	2,351	2,364	2,817
Restricted common shares and common share units	392	-	325	298	281
Adjusted weighted average common shares outstanding	54,499	48,260	56,097	59,874	63,761

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$1.30	(0.99)	2.06	1.97	$1.78

Diluted earnings (loss) per common share	$1.18	(0.99)	1.82	1.76	$1.60

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
December 31, 2008

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share

Total shareholders' equity as of December 31, 2008			$ 1,809,397
Equity from issuance of preferred shares			(167,509)
Book value per common share			$ 1,641,888	47,482	(a)	$ 34.58

Preferred shares:
Conversion of preferred shares to common shares	1.00		167,509	5,750	(b)	(0.54)

Common share options:
The Travelers Companies, Inc.	27.00		-	1,348		(0.80)
Renaissance Re Holdings, Ltd.	27.00		-	561		(0.33)

Management and directors' options	30.48	(c)	78,464	2,574		(0.18)

Directors' and officers' restricted common share units			-	784		(0.46)

Fully converted book value per common share as of December 31, 2008			$ 1,887,861	58,499		$ 32.27

(a) As of December 31, 2008 there were 47,482,161 common shares issued and outstanding.  Included in this number were 269,884 of restricted common shares issued but unvested.
(b) On February 17, 2009, our 5,750,000 outstanding 6% Series A Mandatory Convertible Preferred Shares automatically converted into 5,750,000 common shares at a ratio of 1 to 1 which was based on the volume weighted average price of our common shares from January 14, 2009 through February 11, 2009.
(c) Weighted average strike price of options with a price below $ 36.08, the closing share price at December 31, 2008.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

Net cash provided by (used in) operating activities	$(135,345)	99,811	128,899	$441,555

Net cash provided by (used in) investing activities	364,255	377,730	(117,268)	70,182

Net cash used in financing activities	(12,517)	(172,728)	(266,798)	(289,117)

Effect of exchange rate changes on foreign currency cash	(4,057)	(64)	(8,095)	2,007

Net increase (decrease) in cash and cash equivalents	$212,336	304,749	(263,262)	$224,627

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Net cash provided by (used in) operating activities	$(135,345)	56,707	104,842	102,695	$99,811

Net cash provided by (used in) investing activities	364,255	(224,035)	(285,416)	27,928	377,730

Net cash used in financing activities	(12,517)	(51,453)	(28,131)	(174,697)	(172,728)

Effect of exchange rate changes on foreign currency cash	(4,057)	(5,646)	(531)	2,139	(64)

Net increase (decrease) in cash and cash equivalents	$212,336	(224,427)	(209,236)	(41,935)	$304,749

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2008				Three Months Ended December 31, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$138,546	94,789	3,957	$237,292	$105,581	128,660	6,794	$241,035

Net premiums earned	152,241	118,241	3,756	274,238	129,065	166,054	6,893	302,012

Net losses and LAE	118,035	84,818	(9,078)	193,775	46,133	103,961	(4,874)	145,220
Net acquisition expenses	21,697	27,041	10,978	59,716	17,603	40,470	5,865	63,938
Other underwriting expenses	8,718	5,248	309	14,275	9,726	7,731	702	18,159
Total underwriting expenses	148,450	117,107	2,209	267,766	73,462	152,162	1,693	227,317
Segment underwriting income	$3,791	1,134	1,547	6,472	$55,603	13,892	5,200	74,695

Net investment income				42,537				53,556
Net realized gains on investments				42,931				1,655
Net change in fair value of derivatives				(5,700)				(2,007)
Net foreign currency exchange losses				(3,497)				(112)
Other expense				(195)				(1,884)
Corporate expenses not allocated to segments				(5,990)				(7,959)
Interest expense				(4,753)				(5,102)
Income before income tax expense				$71,805				$112,842

GAAP underwriting ratios:
Loss and LAE	77.5%	71.7%	(241.7%)	70.7%	35.7%	62.6%	(70.7%)	48.1%
Acquisition expense	14.3%	22.9%	292.3%	21.8%	13.6%	24.4%	85.1%	21.2%
Other underwriting expense	5.7%	4.4%	8.2%	5.2%	7.5%	4.7%	10.2%	6.0%
Combined	97.5%	99.0%	58.8%	97.7%	56.8%	91.7%	24.6%	75.3%

Statutory underwriting ratios:
Loss and LAE	77.5%	71.7%	(241.7%)	70.7%	35.7%	62.6%	(70.7%)	48.1%
Acquisition expense	14.3%	22.2%	278.8%	21.9%	13.4%	24.7%	86.0%	21.5%
Other underwriting expense	6.3%	5.5%	7.8%	6.0%	9.2%	6.0%	10.3%	7.5%
Combined	98.1%	99.4%	44.9%	98.6%	58.3%	93.3%	25.6%	77.1%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2008				Twelve Months Ended December 31, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$593,087	430,084	14,394	$1,037,565	$505,010	584,605	30,192	$1,119,807

Net premiums earned	599,110	503,300	12,386	1,114,796	502,291	637,856	32,941	1,173,088

Net losses and LAE	397,200	337,051	(16,018)	718,233	195,398	444,701	15,388	655,487
Net acquisition expenses	90,816	125,934	25,965	242,715	68,351	145,969	6,010	220,330
Other underwriting expenses	38,492	23,982	1,270	63,744	42,422	29,194	2,696	74,312
Total underwriting expenses	526,508	486,967	11,217	1,024,692	306,171	619,864	24,094	950,129
Segment underwriting income	$72,602	16,333	1,169	90,104	$196,120	17,992	8,847	222,959

Net investment income				186,574				214,222
Net realized gains (losses) on investments				26,568				(1,222)
Net change in fair value of derivatives				(14,114)				(5,007)
Net foreign currency exchange gains (losses)				(6,760)				2,775
Other income (expense)				337				(2,173)
Corporate expenses not allocated to segments				(24,464)				(29,281)
Interest expense				(19,006)				(21,470)
Income before income tax expense				$239,239				$380,803

GAAP underwriting ratios:
Loss and LAE	66.3%	67.0%	(129.3%)	64.4%	38.9%	69.7%	46.7%	55.9%
Acquisition expense	15.2%	25.0%	209.6%	21.8%	13.6%	22.9%	18.2%	18.8%
Other underwriting expense	6.4%	4.8%	10.3%	5.7%	8.4%	4.6%	8.2%	6.3%
Combined	87.9%	96.8%	90.6%	91.9%	60.9%	97.2%	73.1%	81.0%

Statutory underwriting ratios:
Loss and LAE	66.3%	67.0%	(129.3%)	64.4%	38.9%	69.7%	46.7%	55.9%
Acquisition expense	15.0%	25.1%	184.3%	21.5%	13.7%	22.7%	21.0%	18.6%
Other underwriting expense	6.5%	5.6%	8.8%	6.1%	8.4%	5.0%	8.9%	6.6%
Combined	87.8%	97.7%	63.8%	92.0%	61.0%	97.4%	76.6%	81.1%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Net premiums written	$138,546	167,136	118,588	168,817	$105,581

Net premiums earned	152,241	151,763	141,716	153,390	129,065

Net losses and LAE	118,035	183,759	33,367	62,039	46,133
Net acquisition expenses	21,697	23,691	24,774	20,654	17,603
Other underwriting expenses	8,718	11,543	9,635	8,596	9,726
Total underwriting expenses	148,450	218,993	67,776	91,289	73,462
Segment underwriting income (loss)	$3,791	(67,230)	73,940	62,101	$55,603

GAAP underwriting ratios:
Loss and LAE	77.5%	121.1%	23.5%	40.4%	35.7%
Acquisition expense	14.3%	15.6%	17.5%	13.5%	13.6%
Other underwriting expense	5.7%	7.6%	6.8%	5.6%	7.5%
Combined	97.5%	144.3%	47.8%	59.5%	56.8%

Statutory underwriting ratios:
Loss and LAE	77.5%	121.1%	23.5%	40.4%	35.7%
Acquisition expense	14.3%	14.7%	18.7%	13.2%	13.4%
Other underwriting expense	6.3%	6.9%	8.1%	5.1%	9.2%
Combined	98.1%	142.7%	50.3%	58.7%	58.3%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Net premiums written	$94,789	106,826	102,893	125,576	$128,660

Net premiums earned	118,241	124,319	113,245	147,495	166,054

Net losses and LAE	84,818	86,057	66,783	99,393	103,961
Net acquisition expenses	27,041	29,191	32,214	37,488	40,470
Other underwriting expenses	5,248	4,948	6,991	6,795	7,731
Total underwriting expenses	117,107	120,196	105,988	143,676	152,162
Segment underwriting income	$1,134	4,123	7,257	3,819	$13,892

GAAP underwriting ratios:
Loss and LAE	71.7%	69.2%	59.0%	67.4%	62.6%
Acquisition expense	22.9%	23.5%	28.4%	25.4%	24.4%
Other underwriting expense	4.4%	4.0%	6.2%	4.6%	4.7%
Combined	99.0%	96.7%	93.6%	97.4%	91.7%

Statutory underwriting ratios:
Loss and LAE	71.7%	69.2%	59.0%	67.4%	62.6%
Acquisition expense	22.2%	23.4%	28.0%	26.2%	24.7%
Other underwriting expense	5.5%	4.6%	6.8%	5.4%	6.0%
Combined	99.4%	97.2%	93.8%	99.0%	93.3%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Net premiums written	$3,957	5,180	3,379	1,878	$6,794

Net premiums earned	3,756	4,643	3,021	966	6,893

Net losses and LAE	(9,078)	1,047	(6,758)	(1,229)	(4,874)
Net acquisition expenses	10,978	3,438	9,149	2,400	5,865
Other underwriting expenses	309	286	365	310	702
Total underwriting expenses	2,209	4,771	2,756	1,481	1,693
Segment underwriting income (loss)	$1,547	(128)	265	(515)	$5,200

GAAP underwriting ratios:
Loss and LAE	(241.7%)	22.6%	(223.7%)	(127.2%)	(70.7%)
Acquisition expense	292.3%	74.0%	302.8%	248.4%	85.1%
Other underwriting expense	8.2%	6.2%	12.1%	32.1%	10.2%
Combined	58.8%	102.8%	91.2%	153.3%	24.6%

Statutory underwriting ratios:
Loss and LAE	(241.7%)	22.6%	(223.7%)	(127.2%)	(70.7%)
Acquisition expense	278.8%	69.2%	274.1%	140.7%	86.0%
Other underwriting expense	7.8%	5.5%	10.8%	16.5%	10.3%
Combined	44.9%	97.3%	61.2%	30.0%	25.6%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

Property and Marine
Excess-of-loss	$100,348	85,737	436,951	$427,230
Proportional	38,198	19,844	156,136	77,780
Subtotal Property and Marine	138,546	105,581	593,087	505,010
Casualty
Excess-of-loss	77,931	116,867	373,307	522,812
Proportional	16,858	11,793	56,777	61,793
Subtotal Casualty	94,789	128,660	430,084	584,605
Finite Risk
Excess-of-loss	2,304	6,865	3,277	26,140
Proportional	1,653	(71)	11,117	4,052
Subtotal Finite Risk	3,957	6,794	14,394	30,192
Combined Segments
Excess-of-loss	180,583	209,469	813,535	976,182
Proportional	56,709	31,566	224,030	143,625
Total	$237,292	241,035	1,037,565	$1,119,807

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Property and Marine
United States	$95,484	66,868	377,328	$294,975
International	43,062	38,713	215,759	210,035
Subtotal Property and Marine	138,546	105,581	593,087	505,010
Casualty
United States	77,921	114,912	366,444	510,552
International	16,868	13,748	63,640	74,053
Subtotal Casualty	94,789	128,660	430,084	584,605
Finite Risk
United States	3,957	6,794	13,161	29,932
International	-	-	1,233	260
Subtotal Finite Risk	3,957	6,794	14,394	30,192
Combined Segments
United States	177,362	188,574	756,933	835,459
International	59,930	52,461	280,632	284,348
Total	$237,292	241,035	1,037,565	$1,119,807

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2008			Three Months Ended December 31, 2007
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$1,648	1,648	4,380	$2,168	2,168	5,597
North American Property Catastrophe	41,752	41,290	43,402	31,573	29,954	35,544
North American Property Risk	27,606	22,981	21,720	24,128	20,823	21,636
Other Property	29,818	29,818	29,728	14,328	14,328	14,658
Marine / Aviation Proportional	2,397	2,397	2,446	1,483	1,483	1,933
Marine / Aviation Excess	9,636	9,568	10,030	7,918	7,916	8,465
International Property Proportional	12,428	12,428	12,424	7,517	7,517	8,243
International Property Catastrophe	14,326	13,455	22,038	17,875	17,916	28,526
International Property Risk	4,961	4,961	6,073	3,476	3,476	4,463
Subtotal	144,572	138,546	152,241	110,466	105,581	129,065

Casualty
Clash	4,978	4,978	4,952	4,579	4,579	4,799
1st Dollar GL	6,081	6,081	6,252	7,322	7,322	7,918
1st Dollar Other	2,160	2,160	1,916	357	357	659
Casualty Excess	60,382	60,382	74,523	92,919	92,919	115,924
Accident & Health	2,511	2,511	4,562	6,282	6,008	9,592
International Casualty	9,479	9,479	10,723	8,125	8,125	10,318
International Motor	534	534	644	962	981	1,115
Financial Lines	8,664	8,664	14,669	8,369	8,369	15,729
Subtotal	94,789	94,789	118,241	128,915	128,660	166,054

Finite Risk
Finite Property	-	-	-	(118)	(118)	(118)
Finite Casualty	3,957	3,957	3,756	6,913	6,912	7,011
Finite Accident & Health	-	-	-	-	-	-
Subtotal	3,957	3,957	3,756	6,795	6,794	6,893

Total	$243,318	237,292	274,238	$246,176	241,035	302,012

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2008			Twelve Months Ended December 31, 2007
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$14,122	14,122	18,958	$23,915	23,915	26,994
North American Property Catastrophe	177,825	163,474	160,884	155,578	142,946	141,236
North American Property Risk	94,520	82,945	84,471	92,961	84,466	82,029
Other Property	118,119	118,119	117,782	45,179	45,179	43,960
Marine / Aviation Proportional	11,262	11,262	11,573	9,627	9,627	5,885
Marine / Aviation Excess	36,617	36,536	37,804	33,346	33,221	33,640
International Property Proportional	42,909	42,909	42,586	36,997	36,997	39,876
International Property Catastrophe	106,947	103,870	105,187	109,863	108,983	108,722
International Property Risk	19,850	19,850	19,865	19,676	19,676	19,949
Subtotal	622,171	593,087	599,110	527,142	505,010	502,291

Casualty
Clash	21,230	21,230	21,405	23,282	23,282	23,524
1st Dollar GL	20,241	20,241	22,871	21,373	21,373	28,828
1st Dollar Other	5,739	5,739	5,261	2,305	2,305	3,833
Casualty Excess	289,575	289,575	345,104	408,373	408,373	443,938
Accident & Health	21,769	21,769	25,696	44,555	44,227	45,462
International Casualty	39,633	39,633	40,328	42,862	42,862	46,008
International Motor	3,192	3,225	3,214	4,162	4,184	4,239
Financial Lines	28,672	28,672	39,421	37,999	37,999	42,024
Subtotal	430,051	430,084	503,300	584,911	584,605	637,856

Finite Risk
Finite Property	931	931	931	(1,860)	83	83
Finite Casualty	13,463	13,463	11,455	30,110	30,109	32,858
Finite Accident & Health	-	-	-	-	-	-
Subtotal	14,394	14,394	12,386	28,250	30,192	32,941

Total	$1,066,616	1,037,565	1,114,796	$1,140,303	1,119,807	1,173,088

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007

Key Ratios

Combined ratio (%)	97.7%	122.6%	68.4%	78.4%	75.3%

Invested assets to shareholders' equity ratio	2.35:1	2.40:1	2.22:1	2.27:1	2.23:1

Debt to total capital (%)	12.1%	12.4%	11.3%	11.5%	11.1%

Net premiums written (annualized) to shareholders' equity	0.52	0.63	0.46	0.61	0.48

Share Data
Book value per common share (a)	$34.58	$33.64	$36.99	$36.01	$34.04
Common shares outstanding (000's)	47,482	47,707	48,689	48,924	53,780

Market Price Per Common Share
High	$36.16	$38.76	$37.00	$36.60	$38.07
Low	21.38	31.02	32.58	31.70	33.90
Close	$36.08	$35.48	$32.61	$32.46	$35.56

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	153	151	150	155	154

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:
December 31, 2008 - 269,884; September 30, 2008 - 276,026; June 30, 2008 -50,732; March 31, 2008 - 50,732; December 31, 2007 - 55,910

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	December 31, 2008			December 31, 2007
			Weighted Average			Weighted Average
		Weighted Average	Market Yield		Weighted Average	Market Yield
	Fair Value	Book Yield	to Maturity	Fair Value	Book Yield	to Maturity

Available-for-sale securities
U.S. Government	$4,641	4.4%	1.2%	$96,753	4.6%	3.7%
U.S. Government agencies	811,489	3.1%	1.9%	579,765	5.1%	4.5%
Corporate bonds	690,528	5.0%	6.0%	802,386	4.6%	5.1%
Mortgage-backed and asset-backed securities	1,084,958	5.6%	8.6%	1,388,242	5.2%	5.3%
Municipal bonds	393,484	3.7%	3.0%	282,961	3.3%	3.4%
Foreign governments and states	78,704	4.2%	4.0%	41,816	4.1%	4.2%
Total Fixed Maturities	3,063,804	4.6%	5.4%	3,191,923	4.8%	4.9%
Preferred Stocks	2,845	18.1%	19.7%	9,607	6.8%	8.7%
Total	$3,066,649	4.6%	5.4%	$3,201,530	4.8%	4.9%

Trading securities
U.S. Government	$196,383	3.6%	3.4%	$-	-	-
Corporate bonds	4,125	4.4%	9.6%	19,349	4.5%	11.1%
Foreign governments and states	104,729	4.0%	2.7%	150,469	4.2%	7.1%
Total	$305,237	3.6%	3.2%	$169,818	4.3%	7.5%

	December 31, 2008			December 31, 2007
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$2,299,184	68.2%		$2,347,539	69.7%
Aa	486,582	14.4%		503,698	14.9%
A	439,255	13.0%		393,104	11.7%
Baa	143,518	4.3%		126,149	3.7%
Below investment grade	3,347	0.1%		858	-
Total	$3,371,886	100.0%		$3,371,348	100.0%

Credit quality
Weighted average credit quality	Aa1			Aa1

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	December 31, 2008
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$4,641	545	Aaa	4.3

U.S. Government agencies*
Temporary Liquidity Guarantee Program	678,646	22,752	Aaa	2.6
Agencies	132,843	1,889	Aaa	1.1
Subtotal	811,489	24,641	Aaa	2.3

Corporate bonds
Industrial	387,646	(9,038)	A2	3.0
Finance	171,101	(9,431)	A1	4.0
Utilities	48,500	(1,810)	A2	4.0
Insurance	47,859	(3,017)	Aa3	3.1
Preferreds with maturity date	25,054	(7,789)	Aa3	8.7
Hybrid trust preferreds	10,368	(7,179)	A1	3.9
Subtotal	690,528	(38,264)	A1	3.5

Mortgage-backed and asset-backed securities
U.S. Government agency residential mortgage-backed securities	474,424	9,420	Aaa	2.7	2.2
Commercial mortgage-backed securities	372,806	(105,482)	Aaa	3.8	4.8
Asset-backed securities	119,655	(10,215)	Aaa	0.6	3.2
Non-agency residential mortgage-backed securities	93,907	(54,947)	Aa1	0.2	4.4
Sub-prime asset-backed securities	14,590	(25,914)	A1	-	6.1
Alt-A residential mortgage-backed securities	9,576	(6,132)	A1	-	5.0
Subtotal	1,084,958	(193,270)	Aaa	2.6	3.5

Municipal bonds	393,484	3,142	Aa2	6.2

Foreign governments and states	78,704	(561)	Aa2	2.1

Preferred Stocks	2,845	(242)	A1	5.4

Total	$3,066,649	(204,009)	Aa1	3.2

*
U.S. Government agencies include securities issued by financial institutions under the Temporary Liquidity Guarantee Program guaranteed by the Federal Deposit Insurance Corporation, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and other U.S. Government agencies.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	December 31, 2008
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Largest Holdings by Issuer
Wells Fargo & Company	$29,696	33,037	(1,298)	Aa3
Bank of America Corporation	28,055	22,570	(5,393)	Aa3
Wal-Mart Stores, Inc.	19,875	22,163	273	Aa2
General Electric Company	19,375	19,225	(426)	Aaa
AT&T Inc.	19,095	19,221	(257)	A2
Vodafone Group Plc	18,850	18,907	(465)	Baa1
MetLife, Inc.	17,897	16,834	(927)	Aa3
Unilever Group	15,750	16,746	279	A1
International Business Machines Corporation	15,115	15,698	633	A1
United Technologies Corporation	14,000	14,032	40	A2
Morgan Stanley	15,350	13,902	(1,419)	A2
The Pepsi Bottling Group, Inc.	13,750	13,819	40	Aa2
Diageo plc	14,000	13,639	(469)	A3
Honda Motor Co., Inc.	12,900	12,927	29	Aa3
Conoco Inc.	12,000	12,451	145	A1
The Boeing Company	12,000	12,233	16	A2
JPMorgan Chase & Co.	12,300	11,827	(337)	Aa3
Merck & Co., Inc.	11,500	11,745	317	Aa3
Credit Suisse Group AG	11,310	11,601	(321)	Aa1
American Express Company	$11,025	10,573	(532)	A1

Platinum Underwriters Holdings, Ltd.
Net Realized Investment Gains (Losses)
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

Net realized investment gains (losses)
Subsidiary domiciled in Bermuda	$26,849	1,437	14,877	$(1,032)
Subsidiaries domiciled in the United States	15,990	193	11,601	140
Subsidiary domiciled in the United Kingdom	92	25	90	(330)
Total	$42,931	1,655	26,568	$(1,222)

Net realized gains (losses) on investments
Sale of securities	$52,830	(94)	47,573	$(1,806)
Mark-to-market adjustment on trading securities	7,691	1,749	9,681	1,393
Other-than-temporary impairment charges	(17,590)	-	(30,686)	(809)
Total	$42,931	1,655	26,568	$(1,222)

Other-than-temporary impairment charges
Corporate bonds	$(187)	-	(7,636)	$(809)
Mortgage-backed and asset-backed securities	(17,403)	-	(17,403)	-
Preferred stocks	-	-	(5,647)	-
Total	$(17,590)	-	(30,686)	$(809)

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Twelve Months Ended December 31, 2008 (a)				Twelve Months Ended December 31, 2007 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$595,323	13,007	$582,316	81.1%	$667,180	15,167	$652,013	99.5%
Change in unpaid losses and LAE	128,552	(7,365)	135,917		(20,188)	(23,662)	3,474
Losses and LAE incurred	$723,875	5,642	$718,233		$646,992	(8,495)	$655,487

	Analysis of Unpaid Losses and LAE

	As of December 31, 2008				As of December 31, 2007
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$706,618	8,158	$698,460	28.5%	$660,584	13,745	$646,839	27.6%
Incurred but not reported	1,756,888	3,303	1,753,585	71.5%	1,700,454	5,108	1,695,346	72.4%
Unpaid losses and LAE	$2,463,506	11,461	$2,452,045	100.0%	$2,361,038	18,853	$2,342,185	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate (gains) losses of ($26,087) and $30, respectively

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate (gains) losses of $12,743 and ($259), respectively

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended December 31, 2008				Three Months Ended December 31, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$7,749	33,143	8,262	49,154	7,545	17,003	8,837	$33,385
Net premium adjustments related to prior years' losses	3,320	135	-	3,455	-	-	-	-
Net commission adjustments related to prior years' losses	20	(28)	(9,647)	(9,655)	(602)	361	(5,278)	(5,519)
Net favorable (unfavorable) development	11,089	33,250	(1,385)	42,954	6,943	17,364	3,559	27,866

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	3,233	(25)	2,565	5,773	115	(5)	-	110
Net premium adjustments related to prior years' losses	590	-	-	590	326	-	-	326
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	3,823	(25)	2,565	6,363	441	(5)	-	436

Total net favorable (unfavorable) development	$14,912	33,225	1,180	49,317	7,384	17,359	3,559	$28,302

	Twelve Months Ended December 31, 2008				Twelve Months Ended December 31, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$52,387	73,429	20,220	146,036	31,344	19,514	11,599	$62,457
Net premium adjustments related to prior years' losses	12,432	1,117	6	13,555	-	-	-	-
Net commission adjustments related to prior years' losses	(5,079)	(4,770)	(22,372)	(32,221)	(1,677)	4,912	(6,526)	(3,291)
Net favorable (unfavorable) development	59,740	69,776	(2,146)	127,370	29,667	24,426	5,073	59,166

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	18,833	(187)	2,565	21,211	17,164	(40)	1,585	18,709
Net premium adjustments related to prior years' losses	(952)	-	-	(952)	(178)	-	109	(69)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	17,881	(187)	2,565	20,259	16,986	(40)	1,694	18,640

Total net favorable (unfavorable) development	$77,621	69,589	419	147,629	46,653	24,386	6,767	$77,806

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of January 1, 2009
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$181		157	305	257	344	$293
United States	Earthquake	40		36	212	182	268	250
Pan-European	Windstorm	139		129	283	215	340	269
Japan	Earthquake	16		16	125	125	269	269
Japan	Typhoon	$5		5	73	73	112	$112

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$14	-	41
Category 4 U.S. / Caribbean Hurricane		22	-	96
Magnitude 6.9 California Earthquake		0	-	6
Magnitude 7.5 California Earthquake		$2	-	37

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.